UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 1, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

 Effective July 1, 2020, RenovaCare, Inc. (the “Company”) and StemCell Systems GmbH (“SCS”) entered into a Strategic Research and Development Agreement (the “Strategic Agreement”) having an initial term of three years with successive one-year extensions unless earlier terminated. Capitalized terms used in this Item 1.01 and not otherwise defined shall have the meaning ascribed to it in the Strategic Agreement.

As stated in the Strategic Agreement its purpose is to:

(i)	enhance the Company’s Technologies,
(ii)	potentially develop additional products based on such technologies,
(iii)	provide access to the consultation services of Dr. Jörg C. Gerlach, M.D and Mr. Thomas Bold,
(iv)	establish the “RenovaCare R&D Innovation Center at StemCell Systems” and
(v)	address, and perform research and engineering services to satisfy the Company’s regulatory requirements and business objectives.

SCS will perform the services to be performed by it as more described in each Statement of Work in accordance with the terms and conditions set forth in each such Statement of Work or as otherwise provided in the Strategic Agreement. The Company acknowledges that the Services do not include, and that it is responsible for, regulatory approval, licensing and use of products, including reimbursement.

SCS will deliver to Company the deliverables, designs, modules, software, products, documentation and other materials specified in the Statement of Work in accordance with the delivery schedule and other terms and conditions set forth in the Statement of Work to the Company’s satisfaction.

In addition to the Services, SCS shall make available to the Company dedicated laboratory space and personnel as more fully described in Exhibit 2.4 to the Strategic Agreement. It shall also provide signage, in a format to be agreed to by its landlord, in close proximity to the SCS signage, identifying “RenovaCare R&D Innovation Center at StemCell Systems.”

In consideration of SCS providing the Services and the dedicated laboratory space and personnel it shall receive the fees and reimbursements set forth on Exhibit 3.3 to the Strategic Agreement.

The Strategic Agreement may be terminated for “cause” by either Party upon (i) a breach by a Party of the terms or conditions of the Strategic Agreement and such breach is incapable of cure, or (ii) with respect to a breach capable of cure, the breaching Party does not cure such breach within fifteen (15) calendar days after receipt of written notice of such breach. In addition, the Company may terminate for “cause” upon:

(i) the failure of SCS, on more than three (3) occasions during any successive twelve month period during the Term to deliver the Deliverables, to the satisfaction of the Company, in accordance with the criteria specified in the Statement of Work relating to such Deliverables, and provided that the Company has so notified SCS following such failures;

(ii) the sale or transfer by Dr. Jörg Gerlach of his ownership interest in SCS other than to another co-owner of SCS or the Company;

(iii) SCS withdrawing or reducing the consulting services of Dr. Gerlach or Mr. Thomas Bold and any other dedicated SCS Personnel without the prior written consent of the Company; and

(iv) the failure of SCS to deliver the Excluded Inventions Schedule and the RRRO on or prior to July 31, 2020.

The Strategic Agreement may also be terminated by either Party upon written notice to the other Party; however if terminated by the Company without cause, SCS will be entitled to the Accrued Fees plus the applicable Termination Fee; If terminated by SCS without cause, it will be entitled solely to the Accrued Fees.

The foregoing description of the of the Strategic Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Strategic Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2020 Mr. Jatinder S. Bhogal resigned as the Company’s Chief Operating Officer in order to pursue other business opportunities; however, Mr. Bhogal will continue to act, on a limited basis, as a consultant to the Company, especially with respect to legacy matters. Mr. Bhogal’s resignation was not based on any policy disagreements between Mr. Bhogal and the Company.

Item 7.01. Regulation FD Disclosure.

On July 1, 2020, RenovCare, Inc. issued a press release titled “RenovaCare Launches R&D Innovation Center (Berlin) for Organ & Tissue Regeneration.” A copy of the press release is attached as Exhibit 99.1 to this report.

Except for the historical information presented in this document, the matters discussed in this Report, or otherwise incorporated by reference into this document, contain “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as “believes,” “plans,” “intend,” ”scheduled,” “potential,” “continue,” “estimates,” “hopes,” “goal,” “objective,” “expects,” “may,” “will,” “should” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Report should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Report. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Report and in the Registrant’s other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant’s business.

Note: Information in this Report furnished pursuant to Item 7 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

No.	Description
10.1	Strategic Agreement dated June 30, 2020, and having an effective date of July 1, 2020, by and between RenovaCare, Inc. and StemCell Systems GmbH.*
99.1	Press release dated July 1, 2020 “RenovaCare Launches R&D Innovation Center (Berlin) for Organ & Tissue Regeneration.”

*Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(2) and (10) of Regulation S-K. The Company agrees to furnish, on a supplemental basis, an unredacted copy of this Exhibit to the SEC upon request.

[Signature Page Follows]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 7, 2020.

 RenovaCare, Inc.

By: /s/ Alan L. Rubino

Alan L. Rubino

President and Chief Executive Officer